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                                                                    EXHIBIT 10.5
                               NCRIC GROUP, INC.

                               STOCK AWARD PLAN


1.   Purpose

     This Stock Award Plan (this "Plan") for NCRIC Group, Inc., a District of Columbia stock holding corporation (the "Company"), and its parents and subsidiaries is intended to provide incentive (i) to persons who are designated by the Board as key employees (collectively "Key Employees") and (ii) to members of the boards of directors of the Company and its parents and subsidiaries by providing those persons with opportunities to receive restricted shares of the Company's Common Stock which can become nonforfeitable upon performance of defined service requirements.

2.   Definitions

     As used in this Plan, the following words and phrases shall have the meanings indicated:

     (a) "Award" shall mean the grant of Restricted Stock under this Plan.

     (b) "Board" shall mean the Company's board of directors.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean the Compensation Committee of the Board.

     (e) "Common Stock" shall mean the common stock of the Company.

     (f) "Fair Market Value" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on the principal national securities exchange, if any, on which the shares of Common Stock shall then be listed for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the last sales price per share of Common Stock entered on a national inter-dealer quotation system for the last preceding date on which there was a sale of such Common Stock on such national inter-dealer quotation system, or (iii) if no closing or last sales price per share of Common Stock is entered on a national inter-dealer quotation system, the average of the closing bid and asked prices for the shares of Common Stock in the over-the-counter market for the last preceding date on which there was a quotation for such Common Stock in such market, or (iv) if no price can be determined under the preceding alternatives, then the price per share as most recently determined by the Board, which shall make such determinations of value at least once annually.

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     (g) "Key Employees" shall mean all full-time employees of the Company or its parents or subsidiaries who are designated as key employees by the Board.

     (h) "Participant" shall mean a Key Employee or member of a board of directors of the Company or its parent or its subsidiary who is granted an Award hereunder.

     (i) "Plan" shall mean this Stock Award Plan established by the Company.

     (j) "Restricted Stock" shall mean shares of the Company's Common Stock which have been granted subject to a risk of forfeiture pursuant to Section 7.

     (k) "Restricted Stock Trust" shall mean the NCRIC Group, Inc. Restricted Stock Trust established to hold shares of the Company's Common Stock designated for grant under this Plan.

     (l) "Termination of Employment" shall mean termination of employment with the Company and all of its parents and subsidiaries or, in the case of a director, the cessation of such director's position on all boards of directors of the Company and its parents and subsidiaries. The Committee may in its discretion determine whether any leave of absence constitutes a Termination of Employment for purposes of this Plan and the impact, if any, of any such leave of absence on Awards made under this Plan. The Committee shall have the right to determine whether the termination of a Participant's employment is a dismissal for cause and the date of termination in such case, which date the Committee may retroactively deem to be the date of the action that is cause for dismissal. Such determinations of the Committee shall be final, binding and conclusive.

3.   General Administration

     (a) Subject to the provisions of (b) below, this Plan shall be administered by the Committee.

     (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under this Plan, (ii) to construe, interpret and implement this Plan and any Restricted Stock Agreements executed pursuant to Section 7 below, (iii) to prescribe, amend and rescind rules and regulations relating to this Plan, including rules governing the Committee's own operations, (iv) to make all determinations necessary or advisable in administering this Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in this Plan, and (vi) to amend this Plan to reflect changes in applicable law. The Committee shall make recommendations to the Board regarding the issuance of Awards hereunder and the terms thereof. The Board shall review the recommendations of the Committee and, after making any modifications, deletions or additions it deems appropriate in its sole discretion, shall approve, by a simple majority vote, any Awards which the Board determines to be issued pursuant to this Plan. As such, the Board, acting through a simple majority, retains the exclusive power to issue Awards hereunder.

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     (c) Actions of the Committee shall be taken by the affirmative vote of a majority of the Committee members. Any action may be taken by an instrument signed by all of the Committee members, including counterpart signatures, and action so taken shall be fully as effective as if such action had been taken by a vote at a Committee meeting.

     (d) The determination of the Committee on all matters relating to this Plan or any Restricted Stock Agreement shall be final, binding and conclusive.

     (e) No Committee member shall be liable for any action or determination made in good faith with respect to this Plan, including any Award.

4.   Granting of Awards

     Awards may be granted under this Plan at any time prior to December 31, 2008.

5.   Eligibility

     Awards may be made to such Key Employees and members of a board of directors of the Company or its parent or its subsidiary as the Board shall in its sole discretion select.

6.   Common Stock

     (a) The stock subject to the Awards shall be Common Stock.

     (b) The total number of shares of Common Stock with respect to which Awards may be granted shall not exceed ________________, plus any shares of Common Stock purchased with dividends paid on any shares held by the Restricted Stock Trust. Common Stock granted pursuant to this Plan is being purchased in the initial public offering of shares of the Company. The Committee may direct that any certificate evidencing Common Stock pursuant to this Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares. In addition, all certificates relating to Awards hereunder shall be held in the custody of the Restricted Stock Trust until such time as shares of Common Stock relating to such Award become vested in accordance with the provisions of the applicable Restricted Stock Agreement.

     (c) If there is any change in the number of outstanding shares of Common Stock by reason of a stock dividend or distribution, stock split-up, reverse stock split, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares of Common Stock available for issuance both in the aggregate and with respect to each outstanding Award, shall be equitably adjusted by the Committee, whose determination shall be final, binding and conclusive. In the event of any merger, consolidation or combination of the Company with or into another corporation (other than a merger, consolidation or combination in which the Company is the surviving corporation and which does not result in any reclassification or other change in the

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number of outstanding shares of Common Stock), each share of Common Stock as to which the Award related shall be converted into the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof which would have been received upon such merger, consolidation or combination by the holder of one share of Common Stock immediately prior to such merger, consolidation or combination and each Participant shall have the right thereafter to receive upon vesting all or part of an Award, for each vested share of Common Stock as to which the Award related, the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof which would have been received upon such merger, consolidation or combination by the holder of one share of Common Stock immediately prior to such merger, consolidation or combination.

     (d) If any Shares relating to an Award are forfeited, the Common Stock allocable to the forfeited portion of such Award shall (unless this Plan shall have been terminated) become available for subsequent grants of Awards.

7.   Terms and Conditions of Awards

     Each Award granted shall be evidenced by a Restricted Stock Agreement in such form as the Committee may from time to time approve. By accepting an Award, a Participant thereby agrees that the Award shall be subject to the provisions of the applicable Restricted Stock Agreement. Awards shall comply with and be subject to the following terms and conditions:

     (a) Time of Transfer. The Common Stock attributable to an Award will be transferred from the Trust to a Participant at such time as such Award becomes vested with respect to such Common Shares.

     (b) Vesting Provisions. Unless the applicable Restricted Stock Agreement otherwise provides, each Award shall become vested in the following installments:

     Number of Years Elapsed        Applicable Percentage Vested
     From Date of Grant             ----------------------------
     --------------------------
     Less than one year                       0%
     One year                                 20%
     Two years                                40%
     Three years                              60%
     Four years                               80%
     Five years                               100%


     (c) Termination of Employment; Death.

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          (1) If a Participant's employment terminates or if a director's status as a member of all boards of directors of the Company and its parents and subsidiaries terminates due to death or total and permanent disability, all Awards issued to such Participant will vest immediately. If a Participant incurs a Termination of Employment for any other reason, all nonvested components of each Award will be forfeited as of the effective date of such Termination of Employment.

          (2) The Committee may, in the applicable Award, waive or modify the application of any of the foregoing provisions of this Section 7.

     (d) Nontransferability of Awards. Awards shall not be transferable other than by will or by the laws of descent and distribution.

     (e) Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any Common Stock covered by his Award until the date of the issuance of a stock certificate to him for such shares other than voting rights. Any dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is after the date of grant of the Award but prior to the date such stock certificate is issued, shall be held by the Restricted Stock Trust and paid over to the Participant, if and when the Common Stock to which such dividends, distributions or other rights relate becomes vested. If such Common Stock is forfeited, the corresponding dividends, distributions or other rights shall remain in the Restricted Stock Trust to be used to purchase additional Common Stock subject to future Awards.

     (f) Other Provisions. The Stock Award Agreements authorized under this Plan shall contain such other provisions, as the Committee shall deem advisable, including provisions with respect to compliance with federal and applicable state securities laws.

8.   Agreement by Optionee Regarding Withholding Taxes

     No later than the date of vesting of any portion of an Award, the Participant will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the transfer of the Common Stock which has become vested. The Participant may, with the Committee's prior approval, make such payment in whole or in part by surrendering Common Stock to the Company, valued at its Fair Market Value on the date of surrender.

9.   Term of Plan

     Awards may be granted from time to time within a period of 10 years from the date on which this Plan is adopted by the Board; provided that no Awards granted shall become vested unless and until this Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding Common Stock.

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10.  Restrictions

     (a) If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the transfer of Common Stock or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the Committee's full satisfaction.

     (b) The term "Consent" as used herein with respect to any Plan Action means
(i) any and all listings, registrations or qualifications in respect thereof upon any inter-dealer quotation system of a registered national securities association or any national securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Common Stock, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification, or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

     (c) In furtherance of the foregoing, at the time of the vesting of an Award, the Committee may, if it shall determine it necessary or desirable for any reason, require the Participant as a condition to such vesting, to deliver to the Committee a written representation of the Participant's present intention to acquire the Common Stock for investment and not for distribution. An appropriate legend may be placed upon each certificate delivered to the Participant upon the vesting of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Committee determines, in its discretion, that either
(i) the listing, registration or qualification of Common Stock subject to an Award upon any securities exchange or inter-dealer quotation system or under any state, federal or foreign law, or (ii) the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue of Common Stock thereunder, the Award may not vest in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee shall not have the power to require or oblige the Company to register any Common Stock subject to an Award and any requirement imposed by the Committee relating to the registration of Common Stock shall not bind the Company to cause the registration of such Common Stock.

11.  Nature of Payments

     (a) All Awards granted shall be in consideration of services performed for the Company by the Participant.

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     (b) All Awards granted shall constitute a special incentive payment to the
Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically otherwise provides.

13.  Non-Uniform Determinations

     The determinations of the Committee and the Board under this Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated).

14.  Other Payments

     Nothing contained in this Plan shall be deemed in any way to limit or restrict the Company from making any option to purchase Common Stock or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

15.  Section Headings

     The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said sections.

16.  Amendment and Termination

     (a) The Board may from time to time suspend, discontinue, revise or amend this Plan in any respect whatsoever; provided that any amendment that would materially increase the aggregate number of shares of Common Stock as to which Awards may be granted, materially increase the benefits accruing to Participants under this Plan, or materially modify the requirements as to eligibility for participation in this Plan shall be subject to the approval of the holders of a majority of the outstanding Common Stock. In addition, no such amendment shall materially impair any rights or materially increase any obligations under any outstanding Award without the consent of the Participant (or, upon the Participant's death or adjudication of mental incapacity, the person having rights under the Award).

     (b) The Committee may cancel any outstanding Award and issue a new Award in substitution therefor. The Board may amend any outstanding Restricted Stock Agreement, including any amendment which would: (i) accelerate the time or times at which the Award becomes vested; (ii) waive or amend any goals, restrictions or conditions set forth in the Restricted Stock Agreement; or (iii) waive or amend the operation of Section 7(c) above with respect to the termination of the Award upon Termination of Employment. However, any such cancellation or amendment that materially impairs the rights or materially increases the obligations of a Participant under an

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outstanding Award shall be made only with the consent of the Participant (or, upon the Participant's death or adjudication of mental incapacity, the person having the right to the Award).



Adopted by the Board on January 12, 1999, subject to the approval of the Company's shareholder.

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